Exhibit 99.3

FIRST QUARTER 2024

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

This document and related communications should be read in conjunction with the financial statements, notes, and other information contained in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This information is preliminary and based on company and third-party data available at the time of the presentation or related communication.

This document and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as statements about the outlook for financial and operating metrics, and future capital allocation and actions. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2023, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our “SEC filings”). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent SEC filings.

This document and related communications contain specifically identified non-GAAP financial measures, which supplement the results that are reported according to U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may be useful to investors but should not be viewed in isolation from, or as a substitute for, GAAP results. Differences between non-GAAP financial measures and comparable GAAP financial measures are reconciled in the presentation.

Unless the context otherwise requires, the following definitions apply. The term “loans” means the following consumer and commercial products associated with our direct and indirect financing activities: loans, retail installment sales contracts, lines of credit, and other financing products excluding operating leases. The term “operating leases” means consumer- and commercial-vehicle lease agreements where Ally is the lessor and the lessee is generally not obligated to acquire ownership of the vehicle at lease-end or compensate Ally for the vehicle’s residual value. The terms “lend,” “finance,” and “originate” mean our direct extension or origination of loans, our purchase or acquisition of loans, or our purchase of operating leases, as applicable. The term “consumer” means all consumer products associated with our loan and operating-lease activities and all commercial retail installment sales contracts. The term “commercial” means all commercial products associated with our loan activities, other than commercial retail installment sales contracts. The term “partnerships” means business arrangements rather than partnerships as defined by law.

2

ALLY FINANCIAL INC. TABLE OF CONTENTS

Page(s)
Consolidated Results

Consolidated Financial Highlights	4

Consolidated Income Statement	5

Consolidated Period-End Balance Sheet	6

Consolidated Average Balance Sheet	7

Segment Detail

Segment Highlights	8

Automotive Finance	9-10

Insurance	11

Mortgage Finance	12

Corporate Finance	13

Corporate and Other	14

Credit Related Information	15-16

Supplemental Detail

Capital	17

Liquidity and Deposits	18

Net Interest Margin	19

Ally Bank Consumer Mortgage HFI Portfolios	20

Earnings Per Share Related Information	21

Adjusted Tangible Book Per Share Related Information	22

Core ROTCE Related Information	23

Adjusted Efficiency Ratio Related Information	24

3

ALLY FINANCIAL INC. CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions, shares in thousands)	QUARTERLY TRENDS					CHANGE VS.
Selected Income Statement Data	1Q 24	4Q 23	3Q 23	2Q 23	1Q 23	4Q 23	1Q 23

Net financing revenue	$1,456	$1,493	$1,533	$1,573	$1,602	$(37)	$(146)

Core OID	13	13	12	12	11	1	2

Net financing revenue (excluding Core OID) (1)	1,469	1,506	1,545	1,585	1,613	(36)	(144)

Other revenue	530	574	435	506	498	(44)	32

Change in fair value of equity securities (2)	(11)	(74)	56	(25)	(65)	63	54

Adjusted other revenue (1)	519	500	491	481	433	19	86

Provision for credit losses	507	587	508	427	446	(80)	61

Repositioning	—	16	—	—	—	(16)	—

Adjusted provision for credit losses (1)	507	603	508	427	446	(96)	61

Total noninterest expense (3)	1,308	1,416	1,232	1,249	1,266	(108)	42

Repositioning	(10)	(187)	(30)	—	—	177	(10)

Noninterest expense (ex. Repositioning) (1)	1,298	1,229	1,202	1,249	1,266	69	32

Pre-tax income from continuing operations	171	64	228	403	388	107	(217)

Income tax expense (benefit)	14	(13)	(68)	74	68	27	(54)

(Loss) from discontinued operations, net of tax	—	(1)	—	—	(1)	1	1

Net Income	157	76	296	329	319	81	(162)

Preferred Dividends	28	27	27	28	28	1	—

Net income attributable to common shareholders	$129	$49	$269	$301	$291	$80	$(162)

Selected Balance Sheet Data (Period-End)

Total assets	$192,877	$196,392	$195,704	$197,241	$196,165	$(3,515)	$(3,288)

Consumer loans	103,809	104,977	108,343	107,370	106,815	(1,168)	(3,006)

Commercial loans	34,151	34,462	31,917	31,079	29,489	(311)	4,662

Allowance for loan losses	(3,550)	(3,587)	(3,837)	(3,781)	(3,751)	37	201

Deposits	155,084	154,666	152,835	154,310	154,013	418	1,071

Total equity	13,657	13,766	12,825	13,532	13,378	(109)	279

Common Share Count

Weighted average basic	306,003	304,506	304,134	303,684	302,657	1,497	3,345

Weighted average diluted	308,421	306,730	305,693	304,646	303,448	1,691	4,973

Issued shares outstanding (period-end)	303,978	302,459	301,630	301,619	300,821	1,519	3,157

Per Common Share Data

Earnings per share (basic)	$0.42	$0.16	$0.88	$0.99	$0.96	$0.26	$(0.54)

Earnings per share (diluted)	0.42	0.16	0.88	0.99	0.96	0.26	(0.54)

Adjusted earnings per share (1)	0.45	0.45	0.83	0.96	0.82	0.00	(0.37)

Book value per share	37.28	37.83	34.81	37.16	36.75	(0.55)	0.54

Tangible book value per share	34.91	35.43	31.90	34.22	33.77	(0.51)	1.14

Adjusted tangible book value per share (1)	32.89	33.36	29.79	32.08	31.59	(0.47)	1.30

Select Financial Ratios

Net interest margin	3.13%	3.17%	3.24%	3.38%	3.51%

Net interest margin (ex. Core OID) (1)	3.16%	3.20%	3.26%	3.41%	3.54%

Cost of funds	4.44%	4.35%	4.21%	3.89%	3.44%

Cost of funds (ex. Core OID)	4.38%	4.29%	4.15%	3.84%	3.39%

Efficiency Ratio	65.9%	68.5%	62.6%	60.1%	60.3%

Adjusted efficiency ratio (1)	60.2%	55.7%	52.1%	51.7%	55.8%

Return on average assets	0.3%	0.1%	0.5%	0.6%	0.6%

Return on average total equity	3.8%	1.5%	8.2%	8.9%	8.9%

Return on average tangible common equity	4.8%	1.9%	10.8%	11.8%	11.8%

Core ROTCE (1)	6.5%	6.9%	12.9%	13.9%	12.5%

Capital Ratios (4)

Common Equity Tier 1 (CET1) capital ratio	9.4%	9.4%	9.3%	9.3%	9.2%

Tier 1 capital ratio	10.8%	10.8%	10.7%	10.7%	10.7%

Total capital ratio	12.5%	12.4%	12.5%	12.5%	12.5%

Tier 1 leverage ratio	8.6%	8.7%	8.6%	8.6%	8.5%

(1)	Represents a non-GAAP financial measure. For more details refer to pages 22-27.
(2)	For more details refer to pages 25-27.
(3)

Including but not limited to employee related expenses, commissions and provision for losses and loss adjustment expense related to the insurance business, information technology expenses, servicing expenses, facilities expenses, marketing expenses, and other professional and legal expenses.

(4)	For more details on the final rules to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, to delay and subsequently phase-in its impact, see page 26.

4

ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

	QUARTERLY TRENDS					CHANGE VS.
($ in millions)	1Q 24	4Q 23	3Q 23	2Q 23	1Q 23	4Q 23	1Q 23

Financing revenue and other interest income

Interest and fees on finance receivables and loans	$2,827	$2,887	$2,837	$2,721	$2,575	$(60)	$252

Interest on loans held-for-sale	36	5	7	7	15	31	21

Total interest and dividends on investment securities	255	260	256	238	226	(5)	29

Interest-bearing cash	97	90	99	87	56	7	41

Other earning assets	11	10	11	9	12	1	(1)

Operating leases	356	371	385	392	402	(15)	(46)

Total financing revenue and other interest income	3,582	3,623	3,595	3,454	3,286	(41)	296

Interest expense

Interest on deposits	1,651	1,621	1,563	1,418	1,217	30	434

Interest on short-term borrowings	23	37	13	11	12	(14)	11

Interest on long-term debt	248	248	274	252	227	—	21

Interest on other	—	2	—	—	2	(2)	(2)

Total interest expense	1,922	1,908	1,850	1,681	1,458	14	464

Depreciation expense on operating lease assets	204	222	212	200	226	(18)	(22)

Net financing revenue	$1,456	$1,493	$1,533	$1,573	$1,602	$(37)	$(146)

Other revenue

Insurance premiums and service revenue earned	345	335	320	310	306	10	39

Gain on mortgage and automotive loans, net	6	3	4	5	4	3	2

Other gain / (loss) on investments, net	29	85	(41)	26	74	(56)	(45)

Other income, net of losses	150	151	152	165	114	(1)	36

Total other revenue	530	574	435	506	498	(44)	32

Total net revenue	1,986	2,067	1,968	2,079	2,100	(81)	(114)

Provision for loan losses	507	587	508	427	446	(80)	61

Noninterest expense

Compensation and benefits expense	519	453	463	448	537	66	(18)

Insurance losses and loss adjustment expenses	112	93	107	134	88	19	24

Goodwill impairment	—	149	—	—	—	(149)	—

Other operating expenses	677	721	662	667	641	(44)	36

Total noninterest expense	1,308	1,416	1,232	1,249	1,266	(108)	42

Pre-tax income from continuing operations	$171	$64	$228	$403	$388	$107	$(217)

Income tax expense from continuing operations	14	(13)	(68)	74	68	27	(54)

Net income from continuing operations	157	77	296	329	320	80	(163)

Loss from discontinued operations, net of tax	—	(1)	—	—	(1)	1	1

Net income	$157	$76	$296	$329	$319	$81	$(162)

Preferred Dividends	28	27	27	28	28	1	—

Net income available to common shareholders	$129	$49	$269	$301	$291	$80	$(162)

Core pre-tax Income walk

Net financing revenue	$1,456	$1,493	$1,533	$1,573	$1,602	$(37)	$(146)

Other revenue	530	574	435	506	498	(44)	32

Provision for credit losses	507	587	508	427	446	(80)	61

Total noninterest expense	1,308	1,416	1,232	1,249	1,266	(108)	42

Pre-tax income from continuing operations	$171	$64	$228	$403	$388	$107	$(217)

Core OID (1)	13	13	12	12	11	1	2

Change in the fair value of equity securities (2)	(11)	(74)	56	(25)	(65)	63	54

Repositioning (2)	10	172	30	—	—	(162)	10

Core pre-tax income (1)	$183	$174	$326	$390	$335	$9	$(151)

(1)	Represents a non-GAAP financial measure. For more details refer to pages 25-27.
(2)	For more details refer to pages 25-27.

5

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)	QUARTERLY TRENDS					CHANGE VS.
Assets	1Q 24	4Q 23	3Q 23	2Q 23	1Q 23	4Q 23	1Q 23

Cash and cash equivalents

Noninterest-bearing	$589	$638	$603	$536	$554	$(49)	$35

Interest-bearing	7,564	6,307	7,912	9,436	9,226	1,257	(1,662)

Total cash and cash equivalents	8,153	6,945	8,515	9,972	9,780	1,208	(1,627)

Investment securities (1)	29,127	29,905	28,532	30,453	31,215	(778)	(2,088)

Loans held-for-sale, net	358	400	289	297	524	(42)	(166)

Finance receivables and loans, net	137,960	139,439	140,260	138,449	136,304	(1,479)	1,656

Allowance for loan losses	(3,550)	(3,587)	(3,837)	(3,781)	(3,751)	37	201

Total finance receivables and loans, net	134,410	135,852	136,423	134,668	132,553	(1,442)	1,857

Investment in operating leases, net	8,731	9,171	9,569	9,930	10,236	(440)	(1,505)

Premiums receivables and other insurance assets	2,750	2,749	2,775	2,768	2,713	1	37

Other assets	9,348	9,395	9,601	9,153	9,144	(47)	204

Assets of operations held-for-sale (2)	—	1,975	—	—	—	(1,975)	—

Total assets	$192,877	$196,392	$195,704	$197,241	$196,165	$(3,515)	$(3,288)

Liabilities

Deposit liabilities

Noninterest-bearing	$137	$139	$188	$160	$174	$(2)	$(37)

Interest-bearing	154,947	154,527	152,647	154,150	153,839	420	1,108

Total deposit liabilities	155,084	154,666	152,835	154,310	154,013	418	1,071

Short-term borrowings	—	3,297	2,410	2,194	1,455	(3,297)	(1,455)

Long-term debt	17,011	17,570	20,096	20,141	20,480	(559)	(3,469)

Interest payable	1,118	858	1,437	955	759	260	359

Unearned insurance premiums and service revenue	3,480	3,492	3,494	3,478	3,455	(12)	25

Accrued expense and other liabilities	2,527	2,726	2,607	2,631	2,625	(199)	(98)

Liabilities of operations held-for-sale	—	17	—	—	—	(17)	—

Total liabilities	$179,220	$182,626	$182,879	$183,709	$182,787	$(3,406)	$(3,567)

Equity

Common stock and paid-in capital (3)	$15,134	$15,104	$15,069	$15,048	$15,015	$30	$119

Preferred stock	2,324	2,324	2,324	2,324	2,324	—	—

Retained earnings / (accumulated deficit)	188	154	197	23	(185)	34	373

Accumulated other comprehensive loss	(3,989)	(3,816)	(4,765)	(3,863)	(3,776)	(173)	(213)

Total equity	13,657	13,766	12,825	13,532	13,378	(109)	279

Total liabilities and equity	$192,877	$196,392	$195,704	$197,241	$196,165	$(3,515)	$(3,288)

(1)	Includes Held-to-maturity securities.
(2)	Unsecured lending from point-of-sale financing. Moved to Assets of Operations Held-For-Sale (HFS) on 12/31/23. Sale of Ally Lending closed on 03/01/24.
(3)	Includes Treasury stock.

6

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)

($ in millions)	QUARTERLY TRENDS					CHANGE VS.
Assets	1Q 24	4Q 23	3Q 23	2Q 23	1Q 23	4Q 23	1Q 23

Interest-bearing cash and cash equivalents	$7,709	$7,571	$8,308	$7,401	$5,731	$138	$1,978

Investment securities and other earning assets	29,939	29,407	30,364	31,537	32,168	532	(2,229)

Loans held-for-sale, net	382	237	278	422	738	145	(356)

Total finance receivables and loans, net (2) (5)	139,945	140,326	139,153	137,185	135,819	(381)	4,126

Investment in operating leases, net	8,955	9,415	9,817	10,110	10,435	(460)	(1,480)

Total interest earning assets	186,930	186,956	187,920	186,655	184,891	(26)	2,039

Noninterest-bearing cash and cash equivalents	309	257	335	362	333	52	(24)

Other assets	11,443	11,644	10,925	10,781	10,817	(201)	626

Allowance for loan losses	(3,589)	(3,801)	(3,820)	(3,777)	(3,729)	212	140

Total assets	$195,093	$195,056	$195,360	$194,021	$192,312	$37	$2,781

Liabilities

Interest-bearing deposit liabilities

Retail deposit liabilities	$143,491	$140,117	$139,372	$138,285	$138,071	$3,374	$5,420

Other interest-bearing deposit liabilities (3)	11,712	13,391	13,973	13,935	14,503	(1,679)	(2,791)

Total Interest-bearing deposit liabilities	155,203	153,508	153,345	152,220	152,573	1,695	2,630

Short-term borrowings	1,726	2,714	948	833	1,024	(988)	702

Long-term debt (4)	17,309	17,933	20,315	20,256	18,389	(624)	(1,080)

Total interest-bearing liabilities (4)	174,238	174,155	174,608	173,309	171,986	83	2,252

Noninterest-bearing deposit liabilities	149	164	181	162	179	(15)	(30)

Other liabilities	7,021	7,826	6,503	6,760	6,662	(805)	359

Total liabilities	$181,408	$182,145	$181,292	$180,231	$178,827	$(737)	$2,581

Equity

Total equity	$13,685	$12,911	$14,068	$13,790	$13,485	$774	$200

Total liabilities and equity	$195,093	$195,056	$195,360	$194,021	$192,312	$37	$2,781

(1)	Average balances are calculated using a combination of monthly and daily average methodologies.
(2)	Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs.
(3)	Includes brokered (inclusive of sweep deposits) and other deposits.
(4)	Includes average Core OID balance of $786 million in 1Q24, $799 million in 4Q23, $812 million in 3Q23, $824 million in 2Q23, and $835 million in 1Q23.
(5)	Includes the effects of finance receivables and loans, net that were transferred to loans held-for-sale, net and subsequently transferred to assets of operations held-for-sale as of December 31, 2023.

7

ALLY FINANCIAL INC. SEGMENT HIGHLIGHTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
Pre-tax Income / (Loss)	1Q 24	4Q 23	3Q 23	2Q 23	1Q 23	4Q 23	1Q 23

Automotive Finance	$322	$294	$377	$501	$442	$28	$(120)

Insurance	70	129	(16)	8	92	(59)	(22)

Dealer Financial Services	392	423	361	509	534	(31)	(142)

Corporate Finance	90	79	84	72	72	11	18

Mortgage Finance	25	24	26	21	21	1	4

Corporate and Other (1)	(336)	(462)	(243)	(199)	(239)	126	(97)

Pre-tax income from continuing operations	$171	$64	$228	$403	$388	$107	$(217)

Core OID (2) (4)	13	13	12	12	11	1	2

Change in the fair value of equity securities (3)	(11)	(74)	56	(25)	(65)	63	54

Repositioning (4)	10	172	30	—	—	(162)	10

Core pre-tax income (4)	$183	$174	$326	$390	$335	$9	$(151)

(1)

Corporate and Other includes the impact of centralized asset and liability management, corporate overhead allocation activities, the legacy mortgage portfolio, Ally Invest activity, Ally Lending activity and the Credit Card portfolio.

(2)	Core OID for all periods shown are applied to the pre-tax income of the Corporate and Other segment.
(3)	For more details refer to pages 25-27.
(4)	Represents a non-GAAP measure. For more details refer to pages 25-27.

8

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
Income Statement	1Q 24	4Q 23	3Q 23	2Q 23	1Q 23	4Q 23	1Q 23

Net financing revenue

Consumer	$1,808	$1,799	$1,748	$1,649	$1,576	$9	$232

Commercial	411	394	364	335	299	17	112

Loans held-for-sale	1	1	2	1	3	—	(2)

Operating leases	356	371	385	392	402	(15)	(46)

Total financing revenue and other interest income	2,576	2,565	2,499	2,377	2,280	11	296

Interest expense	1,058	1,013	927	828	732	45	326

Depreciation expense on operating lease assets:

Depreciation expense on operating lease assets (ex. remarketing)	249	260	268	271	272	(11)	(23)

Remarketing gains, net of repo valuation	(46)	(37)	(57)	(70)	(47)	(8)	1

Total depreciation expense on operating lease assets	204	222	212	200	226	(18)	(22)

Net financing revenue	1,314	1,330	1,360	1,349	1,322	(16)	(8)

Other revenue

Total other revenue	97	82	79	83	77	15	20

Total net revenue	1,411	1,412	1,439	1,432	1,399	(1)	12

Provision for credit losses	448	492	444	331	351	(44)	97

Noninterest expense

Compensation and benefits	178	163	164	160	181	15	(3)

Other operating expenses	463	463	454	440	425	—	38

Total noninterest expense	641	626	618	600	606	15	35

Pre-tax Income	$322	$294	$377	$501	$442	$28	$(120)

Memo: Net lease revenue

Operating lease revenue	$356	$371	$385	$392	$402	$(15)	$(46)

Depreciation expense on operating lease assets (ex. remarketing)	249	260	268	271	272	(11)	(23)

Remarketing gains, net of repo valuation	(46)	(37)	(57)	(70)	(47)	(8)	1

Total depreciation expense on operating lease assets	204	222	212	200	226	(18)	(22)

Net lease revenue	$152	$149	$173	$192	$176	$3	$(24)

Balance Sheet (Period-End)

Cash, trading and investment securities	$—	$—	$—	$—	$—	$—	$—

Loans held-for-sale, net	5	13	21	10	19	(8)	(14)

Consumer loans	83,587	84,414	85,728	84,725	84,042	(827)	(455)

Commercial loans	23,765	23,334	21,057	20,732	19,266	431	4,499

Allowance for loan losses	(3,083)	(3,117)	(3,153)	(3,103)	(3,053)	34	(30)

Total finance receivables and loans, net	104,269	104,631	103,632	102,354	100,255	(362)	4,014

Investment in operating leases, net	8,731	9,171	9,569	9,930	10,236	(440)	(1,505)

Other assets	1,608	1,572	1,520	1,463	1,450	36	158

Total assets	$114,613	$115,387	$114,742	$113,757	$111,960	$(774)	$2,653

9

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - KEY STATISTICS

	QUARTERLY TRENDS					CHANGE VS.
U.S. Consumer Originations (1) ($ in billions)	1Q 24	4Q 23	3Q 23	2Q 23	1Q 23	4Q 23	1Q 23

Retail standard - new vehicle GM	$1.0	$1.1	$1.1	$1.1	$1.0	$(0.1)	$0.0

Retail standard - new vehicle Stellantis	0.6	0.7	0.7	0.8	0.7	(0.1)	(0.1)

Retail standard - new vehicle Other	0.9	1.0	1.1	1.0	1.0	(0.1)	(0.1)

Used vehicle	6.6	6.2	6.9	6.6	6.1	0.4	0.5

Lease	0.7	0.6	0.7	0.8	0.8	0.1	(0.0)

Retail subvented	—	—	—	0.0	0.0	—	(0.0)

Total originations	$9.8	$9.6	$10.6	$10.4	$9.5	$0.2	$0.2

U.S. Consumer Originations - FICO Score

Super prime (760-999)	$2.4	$2.4	$2.5	$2.4	$1.8	$0.0	$0.7

High prime (720-759)	1.4	1.4	1.5	1.4	1.2	0.0	0.2

Prime (660-719)	2.8	2.7	3.1	3.1	2.8	0.1	(0.0)

Prime/Near (620-659)	1.7	1.5	1.8	1.8	2.0	0.1	(0.3)

Non-Prime (540-619)	0.7	0.6	0.7	0.7	0.8	0.1	(0.1)

Sub-Prime (0-539)	0.2	0.2	0.2	0.2	0.1	(0.0)	0.0

No FICO (Primarily CSG)	0.7	0.8	0.8	0.8	0.8	(0.1)	(0.2)

Total originations	$9.8	$9.6	$10.6	$10.4	$9.5	$0.2	$0.2

U.S. Consumer Retail Originations - Average FICO

New vehicle	712	718	712	709	700	(6)	12

Used vehicle	702	703	701	698	687	(1)	15

Total retail originations	704	707	704	701	691	(3)	13

U.S. Market

New light vehicle sales (SAAR - units in millions)	15.4	15.7	15.7	15.8	15.0	(0.4)	0.4

New light vehicle sales (quarterly - units in millions)	3.8	3.9	4.0	4.1	3.5	(0.1)	0.2

Dealer Engagement

Total Active DFS Dealers (2)	21,787	21,829	22,323	22,171	22,136	(42)	(349)

Total Application Volume (000s)	3,762	3,322	3,674	3,517	3,319	441	444

Ally U.S. Commercial Outstandings EOP ($ in billions)

Floorplan outstandings	$17.3	$17.0	$14.9	$14.6	$13.3	$0.4	$4.0

Dealer loans and other	6.4	6.3	6.1	6.1	5.9	0.1	0.5

Total Commercial outstandings	$23.8	$23.3	$21.1	$20.7	$19.3	$0.4	$4.5

U.S. Off-Lease Remarketing

Off-lease vehicles terminated - on-balance sheet (# in units)	31,926	26,237	29,484	29,872	24,163	5,689	7,763

Average gain per vehicle	$1,431	$1,422	$1,944	$2,335	$1,932	$9	$(501)

Total gain ($ in millions)	$46	$37	$57	$70	$47	$8	$(1)

(1)

Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers.

(2)	A dealer is considered to have an active relationship with us if we provided automotive financing, remarketing, or insurance services during the three months ended March 31, 2024.

10

ALLY FINANCIAL INC. INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)	QUARTERLY TRENDS					CHANGE VS.
Income Statement (GAAP View)	1Q 24	4Q 23	3Q 23	2Q 23	1Q 23	4Q 23	1Q 23

Net financing revenue

Total interest and fees on finance receivables and loans(1)	$3	$3	$2	$3	$2	$—	$1

Interest and dividends on investment securities	31	34	32	31	29	(3)	2

Interest bearing cash	5	5	3	2	3	—	2

Total financing revenue and other interest revenue	39	42	37	36	34	(3)	5

Interest expense	10	9	8	7	8	1	2

Net financing revenue	29	33	29	29	26	(4)	3

Other revenue

Insurance premiums and service revenue earned	345	335	320	310	306	10	39

Other gain / (loss) on investments, net	35	78	(31)	25	72	(43)	(37)

Other income, net of losses	4	4	4	2	3	—	1

Total other revenue	384	417	293	337	381	(33)	3

Total net revenue	413	450	322	366	407	(37)	6

Noninterest expense

Compensation and benefits expense	28	27	26	27	28	1	—

Insurance losses and loss adjustment expenses	112	93	107	134	88	19	24

Other operating expenses	203	201	205	197	199	2	4

Total noninterest expense	343	321	338	358	315	22	28

Pre-tax income (loss)	$70	$129	$(16)	$8	$92	$(59)	$(22)

Memo: Income Statement (Managerial View)

Insurance premiums and other income

Insurance premiums and service revenue earned	$345	$335	$320	$310	$306	$10	$39

Investment income and other (adjusted) (2)	47	44	44	30	33	3	14

Other income	4	4	4	2	3	—	1

Total insurance premiums and other income	396	383	368	342	342	13	54

Expense

Insurance losses and loss adjustment expenses	112	93	107	134	88	19	24

Acquisition and underwriting expenses

Compensation and benefit expense	28	27	26	27	28	1	—

Insurance commission expense	161	161	160	158	157	0	4

Other expense	42	40	45	39	42	2	(0)

Total acquistion and underwriting expense	231	228	231	224	227	3	4

Total expense	343	321	338	358	315	22	28

Core pre-tax (loss) / income (2)	53	62	30	(16)	27	(9)	26

Change in the fair value of equity securities (3)	17	67	(46)	24	65	(50)	(48)

Income (loss) before income tax expense	$70	$129	$(16)	$8	$92	$(59)	$(22)

Balance Sheet (Period-End)

Cash and investment securities	$5,285	$5,333	$5,086	$5,280	$5,331	$(48)	$(46)

Intercompany loans(1)	719	619	547	510	523	100	196

Premiums receivable and other insurance assets	2,768	2,767	2,791	2,783	2,728	1	40

Other assets	328	362	312	317	285	(34)	43

Total assets	$9,100	$9,081	$8,736	$8,890	$8,867	$19	$233

Key Statistics

Total written premiums and revenue (4)	$354	$333	$335	$299	$307	$21	$47

Loss ratio (5)	32.2%	27.6%	33.0%	43.0%	28.3%

Underwriting expense ratio (6)	66.4%	67.2%	71.3%	71.5%	73.7%

Combined ratio	98.6%	94.8%	104.3%	114.6%	102.0%

(1)	Intercompany activity represents excess liquidity placed with corporate segment.
(2)	Represents a non-GAAP financial measure. For more details refer to pages 25-27.
(3)	For more details refer to pages 25-27.
(4)	Written premiums are net of ceded premium for reinsurance.
(5)	Loss ratio is calculated as Insurance losses and loss adjustment expenses divided by Insurance premiums and service revenue earned and Other Income, net of losses.
(6)	Underwriting expense ratio is calculated as Compensation and benefits expense and Other operating expenses divided by Insurance premiums and service revenue earned and Other income, net of losses.

11

ALLY FINANCIAL INC. MORTGAGE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
Income Statement	1Q 24	4Q 23	3Q 23	2Q 23	1Q 23	4Q 23	1Q 23

Net financing revenue

Total financing revenue and other interest income	$146	$147	$149	$151	$153	$(1)	$(7)

Interest expense	94	96	96	98	99	(2)	(5)

Net financing revenue	52	51	53	53	54	1	(2)

Gain on mortgage loans, net	6	3	4	5	4	3	2

Total other revenue	6	3	4	5	4	3	2

Total net revenue	58	54	57	58	58	4	—

Provision for loan losses	—	—	(2)	—	(1)	—	1

Noninterest expense

Compensation and benefits expense	5	4	5	5	6	1	(1)

Other operating expense	28	26	28	32	32	2	(4)

Total noninterest expense	33	30	33	37	38	3	(5)

Pre-tax Income	$25	$24	$26	$21	$21	$1	$4

Balance Sheet (Period-End)

Finance receivables and loans, net:

Consumer loans	$18,227	$18,442	$18,657	$18,894	$19,189	$(215)	$(962)

Allowance for loan losses	(18)	(18)	(19)	(20)	(20)	—	2

Total finance receivables and loans, net	18,209	18,424	18,638	18,874	19,169	(215)	(960)

Loans held for sale, net	$27	25	29	36	24	2	3

Other assets	$67	63	78	87	97	4	(30)

Total assets	$18,303	$18,512	$18,745	$18,997	$19,290	$(209)	$(987)

12

ALLY FINANCIAL INC. CORPORATE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
Income Statement	1Q 24	4Q 23	3Q 23	2Q 23	1Q 23	4Q 23	1Q 23

Net financing revenue

Total financing revenue and other interest income	$269	$264	$248	$234	$234	$5	$35

Interest expense	158	159	151	142	131	(1)	27

Net financing revenue	111	105	97	92	103	6	8

Total other revenue	23	23	24	28	29	—	(6)

Total net revenue	134	128	121	120	132	6	2

Provision for loan losses	(1)	17	5	15	15	(18)	(16)

Noninterest expense

Compensation and benefits expense	27	17	16	17	28	10	(1)

Other operating expense	18	15	16	16	17	3	1

Total noninterest expense	45	32	32	33	45	13	—

Pre-tax income	$90	$79	$84	$72	$72	$11	$18

Change in the fair value of equity securities (1)	0	0	(0)	(1)	0	0	0

Core pre-tax income (2)	$90	$79	$84	$71	$72	$11	$18

Balance Sheet (Period-End)

Equity securities	$5	$6	$6	$6	$5	$(1)	$—

Loans held for sale, net	213	253	81	48	266	(40)	(53)

Commercial loans	10,144	10,905	10,637	10,132	10,003	(761)	141

Allowance for loan losses	(152)	(153)	(185)	(176)	(217)	1	65

Total finance receivables and loans, net	9,992	10,752	10,452	9,956	9,786	(760)	206

Other assets	200	201	210	180	169	(1)	31

Total assets	$10,410	$11,212	$10,749	$10,190	$10,226	$(802)	$184

(1)	For more details refer to pages 25-27.
(2)	Represents a non-GAAP financial measure. For more details refer to pages 25-27.

13

ALLY FINANCIAL INC. CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)	QUARTERLY TRENDS						CHANGE VS.
Income Statement	1Q 24	4Q 23	3Q 23	2Q 23	1Q 23		4Q 23	1Q 23

Net financing revenue

Total financing revenue and other interest income	$552	$605	$662	$656		$585	$(53)	$(33)

Interest expense	602	631	668	606		488	(29)	114

Net financing revenue	(50)	(26)	(6)	50		97	(24)	(147)

Other revenue

Other gain/(loss) on investments, net	(6)	8	(11)	—		3	(14)	(9)

Other income, net of losses (1)	26	41	46	53		4	(15)	22

Total other revenue	20	49	35	53		7	(29)	13

Total net revenue	(30)	23	29	103		104	(53)	(134)

Provision for loan losses	60	78	61	81		81	(18)	(21)

Noninterest expense

Compensation and benefits expense	281	242	252	239		294	39	(13)

Goodwill impairment	—	149	—	—		—	(149)	—

Other operating expense (2)	(35)	16	(41)	(18)		(32)	(51)	(3)

Total noninterest expense	246	407	211	221		262	(161)	(16)

Pre-tax (loss) income	$(336)	$(462)	$(243)	$(199)		$(239)	$126	$(97)

Change in the fair value of equity securities (3)	6	(7)	10	—		—	13	6

Core OID (4)	13	13	12	12		11	1	2

Repositioning (3)	10	172	30	—		—	(162)	10

Core pre-tax (loss) income (4)	$(307)	$(284)	$(191)	$(187)		$(228)	$(23)	$(79)

Balance Sheet (Period-End)

Cash, trading and investment securities	$31,990	$31,511	$31,955	$35,139		$35,659	$479	$(3,669)

Loans held-for-sale, net	113	109	158	203		215	4	(102)

Consumer loans	1,995	2,121	3,958	3,751		3,584	(126)	(1,589)

Commercial loans	242	223	223	215		220	19	22

Intercompany loans(5)	(719)	(619)	(547)	(510)		(523)	(100)	(196)

Allowance for loan losses	(297)	(299)	(480)	(482)		(461)	2	164

Total finance receivables and loans, net	1,221	1,426	3,154	2,974		2,820	(205)	(1,599)

Other assets	7,127	7,179	7,465	7,091		7,128	(52)	(1)

Assets of operations held-for-sale (6)	—	1,975	—	—		—	(1,975)	—

Total assets	$40,451	$42,200	$42,732	$45,407		$45,822	$(1,749)	$(5,371)

Core OID Amortization Schedule (4)	2024	2025	2026	2027	2028 & After

Remaining Core OID amortization expense	$43	$66	$77	$89	Avg = $	126/yr

(1) Includes the impact of centralized asset and liability management, corporate overhead allocation activities, the legacy mortgage portfolio, Ally Invest activity, and Ally Lending activity.

(2) Other operating expenses includes corporate overhead allocated to the other business segments. Amounts of corporate overhead allocated were $346 million for 1Q24, $342 million for 4Q23, $348 million for 3Q23, $331 million for 2Q23, and $334 million for 1Q23. The receiving business segment records the allocation of corporate overhead expense within other operating expenses.

(3) For more details refer to pages 25-27.

(4) Represents a non-GAAP financial measure. For more details refer to pages 25-27.

(5) Intercompany loans related to activity between Insurance and Corporate and Other for liquidity purposes.

(6) Unsecured lending from point-of-sale financing. Moved to Assets of Operations Held-For-Sale (HFS) on 12/31/23. Sale of Ally Lending closed on 03/01/24.

14

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
Asset Quality - Consolidated (1)	1Q 24	4Q 23	3Q 23	2Q 23	1Q 23	4Q 23	1Q 23

Ending loan balance	$137,960	$139,439	$140,260	$138,449	$136,302	$(1,479)	$1,658

30+ Accruing DPD	$3,347	$3,856	$3,459	$3,169	$2,834	$(509)	$513

30+ Accruing DPD %	2.43%	2.76%	2.47%	2.29%	2.08%

60+ Accruing DPD	$948	$1,077	$934	$841	$707	$(129)	$241

60+ Accruing DPD %	0.69%	0.77%	0.67%	0.61%	0.52%

Non-performing loans (NPLs)	$1,252	$1,394	$1,500	$1,404	$1,384	$(142)	$(132)

Net charge-offs (NCOs)	$539	$623	$456	$399	$409	$(84)	$130

Net charge-off rate (2)	1.55%	1.77%	1.31%	1.16%	1.20%

Provision for loan losses	$507	$587	$508	$427	$446	$(80)	$61

Allowance for loan losses (ALLL)	$3,550	$3,587	$3,837	$3,781	$3,751	$(37)	$(201)

ALLL as % of Loans (3) (4)	2.57%	2.57%	2.73%	2.72%	2.74%

ALLL as % of NPLs (3)	284%	257%	256%	269%	271%

ALLL as % of NCOs (3)	165%	144%	211%	237%	230%

US Auto Delinquencies - HFI Retail Contract $‘s

30+ Delinquent contract $	$3,239	$3,730	$3,290	$3,032	$2,714	$(491)	$525

% of retail contract $ outstanding	3.88%	4.42%	3.85%	3.60%	3.24%

60+ Delinquent contract $	$915	$1,037	$878	$796	$666	$(122)	$249

% of retail contract $ outstanding	1.10%	1.23%	1.03%	0.94%	0.80%

U.S. Auto Annualized Net Charge-Offs - HFI Retail Contract $‘s

Net charge-offs	$477	$470	$393	$277	$351	$7	$126

% of avg. HFI assets (2)	2.27%	2.21%	1.85%	1.32%	1.68%

U.S. Auto Annualized Net Charge-Offs - HFI Commercial Contract $‘s

Net charge-offs	$1	$19	$(0)	$4	$(0)	$(18)	$1

% of avg. HFI assets (2)	0.02%	0.34%	—%	0.09%	—%

(1) Loans within this table are classified as held-for-investment recorded at amortized cost as these loans are included in our allowance for loan losses.

(2) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance recievables and loans excluding loans measured at fair value, conditional repurchase loans and loans held-for-sale during the year for each loan category.

(3) Excludes provision for credit losses related to our reserve for unfunded commitments.

(4) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts.

15

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)
Automotive Finance (1)	QUARTERLY TRENDS					CHANGE VS.

Consumer	1Q 24	4Q 23	3Q 23	2Q 23	1Q 23	4Q 23	1Q 23
Allowance for loan losses	$3,050	$3,083	$3,104	$3,064	$3,022	$(33)	$28

Total consumer loans (2)	$83,406	$84,320	$85,370	$84,294	$83,640	$(914)	$(234)

Coverage ratio (3)	3.65%	3.65%	3.62%	3.62%	3.60%

Commercial

Allowance for loan losses	$33	$34	$49	$39	$31	$(1)	$2

Total commercial loans	$23,765	$23,334	$21,057	$20,732	$19,266	$431	$4,499

Coverage ratio	0.14%	0.15%	0.23%	0.19%	0.16%

Mortgage (1)

Consumer

Mortgage Finance

Allowance for loan losses	$18	$18	$19	$20	$20	$—	$(2)

Total consumer loans	$18,227	$18,442	$18,657	$18,894	$19,189	$(215)	$(962)

Coverage ratio	0.10%	0.10%	0.10%	0.10%	0.11%

Mortgage - Legacy

Allowance for loan losses	$3	$3	$3	$3	$3	$—	$—

Total consumer loans	$214	$225	$238	$255	$272	$(11)	$(58)

Coverage ratio	1.26%	1.32%	1.29%	1.28%	1.11%

Total Mortgage

Allowance for loan losses	$21	$21	$22	$23	$23	$—	$(2)

Total consumer loans	$18,441	$18,667	$18,895	$19,149	$19,461	$(226)	$(1,020)

Coverage ratio	0.11%	0.11%	0.11%	0.12%	0.12%

Consumer Other - Ally Lending (1) (4)

Allowance for loan losses	$—	$—	$202	$210	$213	$—	$(213)

Total consumer loans	$—	$—	$2,206	$2,170	$2,072	$—	$(2,072)

Coverage ratio	—%	—%	9.16%	9.68%	10.29%

Consumer Other - Ally Credit Card (1)

Allowance for loan losses	$291	$293	$272	$266	242	$(2)	$49

Total consumer loans	$1,962	$1,990	$1,872	$1,757	1,640	$(28)	$322

Coverage ratio	14.85%	14.72%	14.55%	15.14%	14.74%

Corporate Finance (1)

Allowance for loan losses	$152	$153	$185	$176	$217	$(1)	$(65)

Total commercial loans	$10,144	$10,905	$10,636	$10,132	$10,003	$(761)	$141

Coverage ratio	1.50%	1.40%	1.74%	1.74%	2.17%

Corporate and Other (1)

Allowance for loan losses	$3	$3	$3	$3	$3	$—	$—

Total commercial loans	$242	$223	$224	$215	$220	$19	$22

Coverage ratio	1.36%	1.36%	1.36%	1.36%	1.36%

(1) ALLL coverage ratios are based on the domestic allowance as a percentage of finance receivables and loans reported at their gross carrying value, which includes the principal amount outstanding, net of unearned income, unamortized deferred fees reduced by costs on originated loans, unamortized premiums and discounts on purchased loans, unamortized basis adjustments arising from the designation of finance receivables and loans as the hedged item in qualifying fair value hedge relationships, and cumulative principal charge-offs. Excludes loans held at fair value.

(2) Includes ($181M) of fair value adjustment for loans in hedge accounting relationships in 1Q24, ($93M) in 4Q23, ($358M) in 3Q23, ($432M) in 2Q23 and ($402M) in 1Q23.

(3) Excludes ($181M) of fair value adjustment for loans in hedge accounting relationships in 1Q24, ($93M) in 4Q23, ($358M) in 3Q23, ($432M) in 2Q23 and ($402M) in 1Q23.

(4) Unsecured consumer lending from point-of-sale financing.

16

ALLY FINANCIAL INC. CAPITAL

($ in billions)	QUARTERLY TRENDS					CHANGE VS.

Capital	1Q 24	4Q 23	3Q 23	2Q 23	1Q 23	4Q 23	1Q 23
Risk-weighted assets	$158.5	$161.6	$161.1	$159.2	$157.6	$(3.1)	$0.9
Common Equity Tier 1 (CET1) capital ratio	9.4%	9.4%	9.3%	9.3%	9.2%
Tier 1 capital ratio	10.8%	10.8%	10.7%	10.7%	10.7%
Total capital ratio	12.5%	12.4%	12.5%	12.5%	12.5%
Tangible common equity / Tangible assets (1)(2)	5.5%	5.5%	4.9%	5.3%	5.2%
Tangible common equity / Risk-weighted assets (1)	6.7%	6.6%	6.0%	6.5%	6.4%
Shareholders’ equity	$13.7	$13.8	$12.8	$13.5	$13.4	$(0.1)	$0.3
add: CECL phase-in adjustment	0.3	0.6	0.6	0.6	0.6	(0.3)	(0.3)
less: Certain AOCI items and other adjustments	3.3	3.1	3.9	3.0	2.9	0.2	0.4
Preferred equity	(2.3)	(2.3)	(2.3)	(2.3)	(2.3)	—	—

Common Equity Tier 1 capital	$14.9	$15.1	$15.0	$14.8	$14.5	$(0.2)	$0.4

Common Equity Tier 1 capital	$14.9	$15.1	$15.0	$14.8	$14.5	$(0.2)	$0.4
add: Preferred equity	2.3	2.3	2.3	2.3	2.3	—	—
less: Other adjustments	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	—	—

Tier 1 capital	$17.2	$17.4	$17.3	$17.1	$16.8	$(0.2)	$0.4

Tier 1 capital	$17.2	$17.4	$17.3	$17.1	$16.8	$(0.2)	$0.4
add: Qualifying subordinated debt	0.7	0.7	0.9	0.9	0.9	—	(0.2)
Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	1.9	2.0	2.0	1.9	1.9	(0.1)	—

Total capital	$19.8	$20.1	$20.1	$19.9	$19.6	$(0.3)	$0.2

Total shareholders’ equity	$13.7	$13.8	$12.8	$13.5	$13.4	$(0.1)	$0.3
less: Preferred equity	(2.3)	(2.3)	(2.3)	(2.3)	(2.3)	—	—
Goodwill and intangible assets, net of deferred tax liabilities	(0.7)	(0.7)	(0.9)	(0.9)	(0.9)	—	0.2

Tangible common equity (1)	$10.6	$10.7	$9.6	$10.3	$10.2	$(0.1)	$0.4

Total assets	$192.9	$196.4	$195.7	$197.2	$196.2	$(3.5)	$(3.3)
less: Goodwill and intangible assets, net of deferred tax liabilities	(0.7)	(0.7)	(0.9)	(0.9)	(0.9)	—	0.2

Tangible assets (2)	$192.2	$195.7	$194.8	$196.4	$195.3	$(3.5)	$(3.1)

Note: Numbers may not foot due to rounding

(1) Represents a non-GAAP financial measure. For more details refer to pages 25-27.

(2) Ally defines tangible assets as total assets less goodwill and intangible assets, net of deferred tax liabilities.

For more details on the final rules to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, to delay and subsequently phase-in its impact, see page 26.

17

ALLY FINANCIAL INC. LIQUIDITY AND DEPOSITS

	QUARTERLY TRENDS					CHANGE VS.
Consolidated Available Liquidity ($ in billions)	1Q 24	4Q 23	3Q 23	2Q 23	1Q 23	4Q 23	1Q 23

Liquid cash and cash equivalents (1)	$7.4	$6.5	$8.0	$9.5	$9.3	$1.0	$(1.8)

Highly liquid securities (2)	20.9	20.6	19.6	20.7	21.5	0.2	(0.6)

Subtotal	$28.3	$27.1	$27.6	$30.2	$30.8	$1.2	$(2.5)

FHLB Unused Pledged Borrowing Capacity	13.8	10.3	11.0	12.3	12.2	3.5	1.6

FRB Discount Window Unused Pledged Capacity	26.3	26.0	25.6	2.1	2.1	0.3	24.2

Total unused pledged capacity	$40.0	$36.4	$36.6	$14.4	$14.3	$3.7	$25.8

Total current available liquidity	$68.3	$63.5	$64.1	$44.6	$45.0	$4.9	$23.3

Unsecured Long-Term Debt Maturity Profile	2024	2025	2026	2027	2028	2029 & After

Consolidated remaining maturities (3)	$1.5	$2.3	$—	$1.5	$0.8	$4.6

Ally Bank Deposits

Key Deposit Statistics

Average retail CD maturity (months)	18.6	19.0	19.1	16.2	18.7	(0.4)	(0.1)

Average retail deposit rate	4.25%	4.15%	4.00%	3.68%	3.16%

End of Period Deposit Levels ($ in millions)

Retail	$145,147	$142,265	$140,100	$138,983	$138,497	$2,882	$6,650

Brokered & other	9,937	12,401	12,735	15,327	15,516	(2,464)	(5,579)

Total deposits	$155,084	$154,666	$152,835	$154,310	$154,013	$418	$1,071

Deposit Mix

Retail CD	27%	29%	28%	27%	25%

MMA/OSA/Checking	67%	63%	64%	63%	65%

Brokered & other	6%	8%	8%	10%	10%

(1)	May include the restricted cash accumulation for retained notes maturing within the following 30 days and returned to Ally on the distribution date

(2)	Includes unencumbered UST, Agency MBS, and highly liquid Corporates

(3)	Excludes retail notes; as of 3/31/2024. Reflects notional value of outstanding bond. Excludes total GAAP OID and capitalized transaction costs.

18

ALLY FINANCIAL INC. NET INTEREST MARGIN

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
Average Balance Details	1Q 24	4Q 23	3Q 23	2Q 23	1Q 23	4Q 23	1Q 23

Retail Auto Loans	$84,056	$84,711	$85,131	$84,097	$83,615	$(655)	$441

Auto Lease (net of dep)	8,955	9,415	9,817	10,110	10,435	(460)	(1,480)

Dealer Floorplan	16,833	15,693	14,507	13,764	12,893	1,140	3,940

Other Dealer Loans	6,339	6,115	6,023	5,945	5,756	224	583

Corporate Finance	10,937	10,787	10,309	10,240	10,606	150	331

Mortgage(1)	18,578	18,788	19,028	19,325	19,621	(210)	(1,043)

Consumer Other - Ally Lending (2)	1,274	2,167	2,201	2,114	2,037	(893)	(763)

Consumer Other - Ally Credit Card	1,975	1,925	1,826	1,701	1,618	50	357

Cash and Cash equivalents	7,709	7,571	8,308	7,401	5,731	138	1,978

Investment Securities and Other	30,274	29,784	30,769	31,958	32,578	490	(2,304)

Total Earning Assets	$186,930	$186,956	$187,920	$186,655	$184,891	$(26)	$2,039

Interest Revenue	3,378	3,401	3,383	3,254	3,060	(23)	318

Unsecured Debt (ex. Core OID balance) (3)	$11,290	$10,595	$11,590	$11,442	$11,193	$695	$97

Secured Debt	1,409	2,279	3,120	2,879	2,552	(870)	(1,143)

Deposits (4)	155,352	153,672	153,526	152,382	152,752	1,680	2,600

Other Borrowings	7,122	8,572	7,365	7,592	6,503	(1,450)	619

Total Funding Sources (ex. Core OID balance) (3)	$175,173	$175,118	$175,601	$174,295	$173,000	$55	$2,173

Interest Expense (ex. Core OID) (3)	1,909	1,895	1,838	1,669	1,447	14	462

Net Financing Revenue (ex. Core OID) (3)	$1,469	$1,506	$1,545	$1,585	$1,613	$(37)	$(144)

Net Interest Margin (yield details)

Retail Auto Loan	9.07%	8.98%	8.90%	8.81%	8.49%	0.09%	0.58%

Retail Auto Loan (excl. hedge impact)	8.65%	8.43%	8.16%	7.87%	7.66%	0.22%	0.99%

Auto Lease (net of dep)	6.85%	6.24%	7.00%	7.60%	6.84%	0.61%	0.01%

Dealer Floorplan	7.69%	7.84%	7.88%	7.71%	7.29%	(0.15)%	0.40%

Other Dealer Loans	5.61%	5.35%	5.25%	5.16%	5.04%	0.26%	0.57%

Corporate Finance	9.88%	9.70%	9.54%	9.15%	8.96%	0.18%	0.92%

Mortgage	3.25%	3.21%	3.20%	3.22%	3.25%	0.04%	—%

Consumer Other - Ally Lending	8.77%	9.86%	9.94%	9.99%	9.97%	(1.09)%	(1.20)%

Consumer Other - Ally Credit Card	21.61%	22.02%	22.39%	21.88%	21.84%	(0.41)%	(0.23)%

Cash and Cash Equivalents	5.04%	4.72%	4.73%	4.70%	3.95%	0.32%	1.09%

Investment Securities and Other	3.60%	3.66%	3.53%	3.17%	3.04%	(0.06)%	0.56%

Total Earning Assets	7.27%	7.22%	7.14%	6.99%	6.71%	0.05%	0.56%

Unsecured Debt (ex. Core OID & Core OID balance) (3)	6.19%	6.08%	5.55%	5.40%	5.34%	0.11%	0.85%

Secured Debt	5.74%	5.15%	6.81%	5.61%	6.04%	0.59%	(0.30)%

Deposits (4)	4.28%	4.19%	4.04%	3.74%	3.23%	0.09%	1.05%

Other Borrowings (5)	3.63%	3.79%	3.23%	3.00%	2.74%	(0.16)%	0.89%

Total Funding Sources (ex. Core OID & Core OID balance) (3)	4.38%	4.29%	4.15%	3.84%	3.39%	0.09%	0.99%

NIM (as reported)	3.13%	3.17%	3.24%	3.38%	3.51%	(0.04)%	(0.38)%

NIM (ex. Core OID & Core OID balance) (3)	3.16%	3.20%	3.26%	3.41%	3.54%	(0.04)%	(0.38)%

(1)	Mortgage includes held-for-investment (HFI) loans from the Mortgage Finance segment and the HFI legacy mortgage portfolio in run-off at the Corporate and Other segment.
(2)	Unsecured lending from point-of-sale financing. Sale of Ally Lending closed on 03/01/24.
(3)	Represents a non-GAAP financial measure. Excludes Core OID from interest expense and Core OID balance from Unsecured Debt. For more details refer to pages 25-27.
(4)	Includes retail, brokered, and other deposits. Other includes sweep deposits and other deposits.
(5)	Includes FHLB Borrowings, Repurchase Agreements and other.

19

ALLY FINANCIAL INC. ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIOS (PERIOD-END)

($ in billions)	QUARTERLY TRENDS
Mortgage Finance HFI Portfolio	1Q 24	4Q 23	3Q 23	2Q 23	1Q 23
Loan Value

Gross carry value	$18.2	$18.4	$18.7	$18.9	$19.2

Net carry value	$18.2	$18.4	$18.6	$18.9	$19.2

Estimated Pool Characteristics

% Second lien	0.0%	0.0%	0.0%	0.0%	0.0%

% Interest only	0.0%	0.0%	0.0%	0.0%	0.0%

% 30+ Day delinquent(1)(2)	0.4%	0.5%	0.5%	0.4%	0.4%

% Low/No documentation	0.0%	0.0%	0.0%	0.0%	0.0%

% Non-primary residence	4.1%	4.1%	4.1%	4.1%	4.1%

Refreshed FICO(3)	781	782	782	782	781

Wtd. Avg. LTV/CLTV (4)	50.7%	52.2%	53.1%	54.5%	55.0%

Corporate Other Legacy Mortgage HFI Portfolio
Loan Value

Gross carry value	$0.2	$0.2	$0.2	$0.3	$0.3

Net carry value	$0.2	$0.2	$0.2	$0.3	$0.3

Estimated Pool Characteristics

% Second lien	12.5%	12.5%	12.4%	12.5%	12.9%

% Interest only	0.2%	0.2%	0.2%	0.0%	0.0%

% 30+ Day delinquent(1)(2)	7.0%	7.0%	6.7%	6.6%	6.5%

% Low/No documentation	25.8%	25.5%	25.2%	24.8%	24.2%

% Non-primary residence	3.1%	3.1%	3.2%	3.4%	3.3%

Refreshed FICO(3)	739	742	743	742	741

Wtd. Avg. LTV/CLTV (4)	45.0%	46.9%	47.3%	48.1%	48.1%

1)	MBA Delinquency buckets were used for First Lien products and OTS Delinquency buckets were used for all others.

2)	%30+Day Delinquency bucket excludes loans which are current but are in bankruptcy.

3)	Refreshed FICO includes the entire Bank HFI portfolio, inclusive of SBO. Previously, SBO loans had been excluded from our reporting.

4)	1st lien only. Updated home values derived using a combination of appraisals, BPOs, AVMs and MSA level house price indices.

20

ALLY FINANCIAL INC. EARNINGS PER SHARE RELATED INFORMATION

($ in millions, shares in thousands)		QUARTERLY TRENDS					CHANGE VS.
Earnings Per Share Data		1Q 24	4Q 23	3Q 23	2Q 23	1Q 23	4Q 23	1Q 23

GAAP net income attributable to common shareholders		$129	$49	$269	$301	$291	$80	$(162)

Weighted-average common shares outstanding - basic		306,003	304,506	304,134	303,684	302,657	1,497	3,345

Weighted-average common shares outstanding - diluted		308,421	306,730	305,693	304,646	303,448	1,691	4,973

Issued shares outstanding (period-end)		303,978	302,459	301,630	301,619	300,821	1,519	3,157

Net income per share - basic		$0.42	$0.16	$0.88	$0.99	$0.96	$0.26	$(0.54)

Net income per share - diluted		$0.42	$0.16	$0.88	$0.99	$0.96	$0.26	$(0.54)

Adjusted Earnings per Share (“Adjusted EPS”) (2)

Numerator

GAAP net income attributable to common shareholders		$129	$49	$269	$301	$291	$80	$(162)

Discontinued operations, net of tax		—	1	—	—	1	(1)	(1)

Core OID		13	13	12	12	11	1	2

Change in the fair value of equity securities (3)		(11)	(74)	56	(25)	(65)	63	54

Core OID, repositioning & change in the fair value of equity securities tax (tax rate 21%)		(3)	(23)	(21)	3	11	21	(14)

Repositioning (3)		10	172	30	—	—	(162)	10

Significant discrete tax items		—	—	(94)	—	—	—	—

Core net income attributable to common shareholders (1)		$139	$137	$252	$291	$250	$1	$(111)

Denominator

Weighted-average common shares outstanding - diluted		308,421	306,730	305,693	304,646	303,448	1,691	4,973

Adjusted EPS (2)		$0.45	$0.45	$0.83	$0.96	$0.82	$0.00	$(0.37)

GAAP original issue discount amortization expense		$17	$16	$15	$15	$15	$1	$2

Other OID		(3)	(3)	(3)	(3)	(3)	(0)	(0)

Core original issue discount (Core OID) amortization expense (1)		$13	$13	$12	$12	$11	$1	$2

GAAP outstanding original issue discount balance		$(815)	$(831)	$(847)	$(863)	$(878)	$17	$63

Other outstanding OID balance		35	39	42	45	48	(3)	(13)

Core outstanding original issue discount balance (Core OID balance) (1)		$(779)	$(793)	$(806)	$(818)	$(830)	$13	$50

GAAP Net Financing Revenue	[A]	$1,456	$1,493	$1,533	$1,573	$1,602	$(37)	$(146)

Core OID		13	13	12	12	11	1	2

Net Financing Revenue (ex. Core OID) (1)	[B]	$1,469	$1,506	$1,545	$1,585	$1,613	$(36)	$(144)

GAAP Other Revenue	[C]	$530	$574	$435	$506	$498	$(44)	$32

Change in the fair value of equity securities (3)		(11)	(74)	56	(25)	(65)	63	54

Adjusted Other Revenue (1)	[D]	$519	$500	$491	$481	$433	$19	$86

GAAP Provision Expense		$507	$587	$508	$427	$446	$(80)	$61

Repositioning		—	16	—	—	—	(16)	—

Adjusted Provision (ex. Repositioning) (1)		$507	$603	$508	$427	$446	$(96)	$61

GAAP Noninterest expense	[E]	$1,308	$1,416	$1,232	$1,249	$1,266	$(108)	$42

Repositioning and other		(10)	(187)	(30)	—	—	177	(10)

Adjusted Noninterest Expense (1)	[F]	$1,298	$1,229	$1,202	$1,249	$1,266	$69	$32

(1) Represents a non-GAAP financial measure. For more details refer to pages 25-27.

(2) Adjusted earnings per share (Adjusted EPS) is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. In the numerator of Adjusted EPS, GAAP net income attributable to common shareholders is adjusted for the following items: (1) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and other discontinued operations in the past have significantly impacted GAAP EPS, (2) adds back the tax-effected non-cash Core OID, (3) adjusts for tax-effected repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, (4) change in fair value of equity securities, (5) excludes significant discrete tax items that do not relate to the operating performance of the core businesses, and adjusts for preferred stock capital actions that have been taken by the company to normalize its capital structure, as applicable for respective periods. See pages 25-27 for details.

(3) For more details refer to pages 25-27.

21

ALLY FINANCIAL INC. ADJUSTED TANGIBLE BOOK PER SHARE RELATED INFORMATION

($ in millions, shares in thousands)	QUARTERLY TRENDS					CHANGE VS.

Adjusted Tangible Book Value Per Share (“Adjusted TBVPS”) Information	1Q 24	4Q 23	3Q 23	2Q 23	1Q 23	4Q 23	1Q 23

Numerator

GAAP shareholder’s equity	$13,657	$13,766	$12,825	$13,532	$13,378	$(109)	$279

Preferred equity	(2,324)	(2,324)	(2,324)	(2,324)	(2,324)	—	—

GAAP common shareholder’s equity	$11,333	$11,442	$10,501	$11,208	$11,054	$(109)	$279

Goodwill and identifiable intangibles, net of DTLs	(720)	(727)	(879)	(887)	(895)	7	175

Tangible common equity (1)	10,613	10,715	9,622	10,321	10,159	(102)	454

Tax-effected Core OID balance (21% tax rate) (1)	(616)	(626)	(636)	(646)	(656)	11	40

Adjusted tangible book value (2)	$9,997	$10,089	$8,986	$9,675	$9,504	$(91)	$494

Denominator

Issued shares outstanding (period-end, thousands)	303,978	302,459	301,630	301,619	300,821	1,519	3,157

GAAP shareholder’s equity per share	$44.93	$45.51	$42.52	$44.86	$44.47	$(0.59)	$0.46

Preferred equity per share	(7.65)	(7.68)	(7.70)	(7.71)	(7.73)	0.04	0.08

GAAP common shareholder’s equity per share	$37.28	$37.83	$34.81	$37.16	$36.75	$(0.55)	$0.54

Goodwill and identifiable intangibles, net of DTLs per share	(2.37)	(2.40)	(2.91)	(2.94)	(2.97)	0.04	0.61

Tangible common equity per share (1)	34.91	35.43	31.90	34.22	33.77	(0.51)	1.14

Tax-effected Core OID balance (21% tax rate) per share (1)	(2.03)	(2.07)	(2.11)	(2.14)	(2.18)	0.04	0.15

Adjusted tangible book value per share (2)	$32.89	$33.36	$29.79	$32.08	$31.59	$(0.47)	$1.30

(1) Represents a non-GAAP financial measure. For more details refer to pages 25-27.

(2) Adjusted tangible book value per share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if Core OID balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder’s equity per share. Adjusted TBVPS generally adjusts common equity for (1) goodwill and identifiable intangibles, net of DTLs, and (2) tax-effected Core OID balance to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered and (3) Series G discount which reduces tangible common equity as the company has normalized its capital structure, as applicable for respective periods.

22

ALLY FINANCIAL INC. CORE ROTCE RELATED INFORMATION

($ in millions) unless noted otherwise	QUARTERLY TRENDS					CHANGE VS.

Core Return on Tangible Common Equity (“Core ROTCE”)	1Q 24	4Q 23	3Q 23	2Q 23	1Q 23	4Q 23	1Q 23

Numerator

GAAP net income attributable to common shareholders	$129	$49	$269	$301	$291	$80	$(162)

Discontinued operations, net of tax	—	1	—	—	1	(1)	(1)

Core OID (2)	13	13	12	12	11	1	2

Change in the fair value of equity securities	(11)	(74)	56	(25)	(65)	63	54

Core OID, repositioning & change in the fair value of equity securities tax (tax rate 21%)	(3)	(23)	(21)	3	11	21	(14)

Repositioning (2)	10	172	30	—	—	(162)	10

Significant discrete tax items	—	—	(94)	—	—	—	—

Core net income attributable to common shareholders (1)	$139	$137	$252	$291	$250	$1	$(111)

Denominator (average, $ millions)

GAAP shareholder’s equity	$13,712	$13,296	$13,179	$13,455	$13,119	$416	$593

Preferred equity	(2,324)	(2,324)	(2,324)	(2,324)	(2,324)	—	—

Goodwill & identifiable intangibles, net of deferred tax liabilities (“DTLs”)	(723)	(803)	(883)	(891)	(898)	79	175

Tangible common equity (1)	$10,664	$10,169	$9,972	$10,240	$9,896	$495	$768

Core OID balance	(786)	(799)	(812)	(824)	(835)	13	49

Net deferred tax asset (“DTA”)	(1,278)	(1,378)	(1,310)	(1,060)	(1,059)	100	(220)

Normalized common equity	$8,600	$7,992	$7,850	$8,357	$8,002	$608	$598

Core Return on Tangible Common Equity (3)	6.5%	6.9%	12.9%	13.9%	12.5%

(1) Represents a non-GAAP measure. See pages 25-27 for methodology and detail.

(2) For more details see pages 25-27.

(3) Core return on tangible common equity (Core ROTCE) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. For purposes of this calculation, tangible common equity is adjusted for Core OID balance and net DTA. Ally’s Core net income attributable to common shareholders for purposes of calculating Core ROTCE is based on the actual effective tax rate for the period adjusted for significant discrete tax items including tax reserve releases, which aligns with the methodology used in calculating adjusted earnings per share.

  (1) In the numerator of Core ROTCE, GAAP net income attributable to common shareholders is adjusted for discontinued operations net of tax, tax-effected Core OID, tax-effected repositioning and other which are primarily related to the extinguishment of high-cost legacy debt, strategic activities and significant other one-time items, change in fair value of equity securities, significant discrete tax items, and preferred stock capital actions, as applicable for respective periods.

  (2) In the denominator, GAAP shareholder’s equity is adjusted for goodwill and identifiable intangibles net of DTL, Core OID balance, and net DTA.

23

ALLY FINANCIAL INC. ADJUSTED EFFICIENCY RATIO RELATED INFORMATION

($ in millions)	QUARTERLY TREND					CHANGE VS.
Adjusted Efficiency Ratio Calculation	1Q 24	4Q 23	3Q 23	2Q 23	1Q 23	4Q 23	1Q 23

Numerator

GAAP Noninterest expense	$1,308	$1,416	$1,232	$1,249	$1,266	$(108)	$42

Insurance expense	(343)	(321)	(338)	(358)	(315)	(22)	(28)

Repositioning (2)	(10)	(187)	(30)	—	—	177	(10)

Adjusted noninterest expense for the efficiency ratio	$955	$908	$864	$891	$951	$47	$4

Denominator
Total net revenue	$1,986	$2,067	$1,968	$2,079	$2,100	$(81)	$(114)

Core OID (2)	13	13	12	12	11	1	2

Insurance revenue	(413)	(450)	(322)	(366)	(407)	37	(6)

Adjusted net revenue for the efficiency ratio	$1,586	$1,630	$1,658	$1,725	$1,704	$(43)	$(118)

Adjusted Efficiency Ratio (1)	60.2%	55.7%	52.1%	51.7%	55.8%

(1) Adjusted efficiency ratio is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers. In the numerator of Adjusted efficiency ratio, total noninterest expense is adjusted for Insurance segment expense, Rep and warrant expense, and repositioning and other which is primarily related to the extinguishment of high cost legacy debt, strategic activities and significant one-time items, as applicable for respective periods. In the denominator, total net revenue is adjusted for Insurance segment revenue and Core OID. See page 11 for the combined ratio for the Insurance segment which management uses as a primary measure of underwriting profitability for the Insurance business.

(2) For more details see pages 25-27.

24

ALLY FINANCIAL INC.

The following are non-GAAP financial measures which Ally believes are important to the reader of the Consolidated Financial Statements, but which are supplemental to and not a substitute for GAAP measures: Accelerated issuance expense (Accelerated OID), Adjusted earnings per share (Adjusted EPS), Adjusted efficiency ratio, Adjusted noninterest expense, Adjusted other revenue, Adjusted tangible book value per share (Adjusted TBVPS), Adjusted total net revenue, Core net income attributable to common shareholders, Core original issue discount (Core OID) amortization expense, Core outstanding original issue discount balance (Core OID balance), Core pre-tax income, Core return on tangible common equity (Core ROTCE), Investment income and other (adjusted), Net financing revenue (excluding Core OID), Net interest margin (excluding Core OID), and Tangible Common Equity. These measures are used by management and we believe are useful to investors in assessing the company’s operating performance and capital.

1) Accelerated issuance expense (Accelerated OID) is the recognition of issuance expenses related to calls of redeemable debt.

2) Adjusted earnings per share (Adjusted EPS) is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. In the numerator of Adjusted EPS, GAAP net income attributable to common shareholders is adjusted for the following items: (1) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and other discontinued operations in the past have significantly impacted GAAP EPS, (2) adds back the tax-effected non-cash Core OID, (3) adjusts for tax-effected repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, (4) change in fair value of equity securities, (5) excludes significant discrete tax items that do not relate to the operating performance of the core businesses, and adjusts for preferred stock capital actions that have been taken by the company to normalize its capital structure, as applicable for respective periods.

3) Adjusted efficiency ratio is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers.

  (1) In the numerator of Adjusted efficiency ratio, total noninterest expense is adjusted for Rep and warrant expense, Insurance segment expense, and repositioning and other which are primarily related to the extinguishment of high-cost legacy debt, strategic activities and significant other one-time items, as applicable for respective periods.

  (2) In the denominator, total net revenue is adjusted for Core OID and Insurance segment revenue.

4) Adjusted noninterest expense is a non-GAAP financial measure that adjusts GAAP noninterest expense for repositioning items. Management believes adjusted noninterest expense is a helpful financial metric because it enables the reader better understand the business’ expenses excluding nonrecurring items.

5) Adjusted other revenue is a non-GAAP financial measure that adjusts GAAP other revenue for OID expenses, repositioning, and change in fair value of equity securities. Management believes adjusted other revenue is a helpful financial metric because it enables the reader to better understand the business’ ability to generate other revenue.

6) Adjusted Provision for Credit Losses is a non-GAAP financial measure that adjusts GAAP provision for credit losses for repositioning items. Management believes adjusted provision for credit losses is a helpful financial metric because it enables the reader better understand the business’s expenses excluding nonrecurring items.

7) Adjusted tangible book value per share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if Core OID balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder’s equity per share. Adjusted TBVPS generally adjusts common equity for: (1) goodwill and identifiable intangibles, net of DTLs, (2) tax-effected Core OID balance to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered, and (3) Series G discount which reduces tangible common equity as the company has normalized its capital structure, as applicable for respective periods. Note: In December 2017, tax-effected Core OID balance was adjusted from a statutory U.S. Federal tax rate of 35% to 21% (“rate”) as a result of changes to U.S. tax law. The adjustment conservatively increased the tax-effected Core OID balance and consequently reduced Adjusted TBVPS as any acceleration of the non-cash charge in future periods would flow through the financial statements at a 21% rate versus a previously modeled 35% rate.

8) Adjusted total net revenue is a non-GAAP financial measure that management believes is helpful for readers to understand the ongoing ability of the company to generate revenue. For purposes of this calculation, GAAP net financing revenue is adjusted by excluding Core OID to calculate net financing revenue ex. core OID. GAAP other revenue is adjusted for OID expenses, repositioning, and change in fair value of equity securities to calculate adjusted other revenue. Adjusted total net revenue is calculated by adding net financing revenue ex. core OID to adjusted other revenue.

9) Change in fair value of equity securities impacts the Insurance, Corporate Finance and Corporate and Other segments. The change reflects fair value adjustments to equity securities that are reported at fair value. Management believes the change in fair value of equity securities should be removed from select financial measures because it enables the reader to better understand the business’ ongoing ability to generate revenue and income.

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ALLY FINANCIAL INC.

The following are non-GAAP financial measures which Ally believes are important to the reader of the Consolidated Financial Statements, but which are supplemental to and not a substitute for GAAP measures: Accelerated issuance expense (Accelerated OID), Adjusted earnings per share (Adjusted EPS), Adjusted efficiency ratio, Adjusted noninterest expense, Adjusted other revenue, Adjusted tangible book value per share (Adjusted TBVPS), Adjusted total net revenue, Core net income attributable to common shareholders, Core original issue discount (Core OID) amortization expense, Core outstanding original issue discount balance (Core OID balance), Core pre-tax income, Core return on tangible common equity (Core ROTCE), Investment income and other (adjusted), Net financing revenue (excluding Core OID), Net interest margin (excluding Core OID), and Tangible Common Equity. These measures are used by management and we believe are useful to investors in assessing the company’s operating performance and capital.

10) Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID expense, tax-effected repositioning and other primarily related to the extinguishment of high-cost legacy debt and strategic activities and significant other, preferred stock capital actions, significant discrete tax items and tax-effected changes in equity investments measured at fair value, as applicable for respective periods.

11) Core original issue discount (Core OID) amortization expense is a non-GAAP financial measure for OID and is believed by management to help the reader better understand the activity removed from: Core pre-tax income (loss), Core net income (loss) attributable to common shareholders, Adjusted EPS, Core ROTCE, Adjusted efficiency ratio, Adjusted total net revenue, and Net financing revenue (excluding Core OID). Core OID is primarily related to bond exchange OID which excludes international operations and future issuances. Core OID for all periods shown is applied to the pre-tax income of the Corporate and Other segment.

12) Core outstanding original issue discount balance (Core OID balance) is a non-GAAP financial measure for outstanding OID and is believed by management to help the reader better understand the balance removed from Core ROTCE and Adjusted TBVPS. Core OID balance is primarily related to bond exchange OID which excludes international operations and future issuances.

13) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) Core OID, and (2) change in fair value of equity securities (change in fair value of equity securities impacts the Insurance and Corporate Finance segments), and (3) Repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, as applicable for respective periods or businesses. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings.

14) Core return on tangible common equity (Core ROTCE) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. For purposes of this calculation, tangible common equity is adjusted for Core OID balance and net DTA. Ally’s Core net income attributable to common shareholders for purposes of calculating Core ROTCE is based on the actual effective tax rate for the period adjusted for significant discrete tax items including tax reserve releases, which aligns with the methodology used in calculating adjusted earnings per share.

  (1) In the numerator of Core ROTCE, GAAP net income attributable to common shareholders is adjusted for discontinued operations net of tax, tax-effected Core OID, tax-effected repositioning and other which are primarily related to the extinguishment of high-cost legacy debt, strategic activities and significant other one-time items, change in fair value of equity securities, significant discrete tax items, and preferred stock capital actions, as applicable for respective periods.

  (2) In the denominator, GAAP shareholder’s equity is adjusted for goodwill and identifiable intangibles net of DTL, Core OID balance, and net DTA.

15) Estimated impact of CECL on regulatory capital per final rule issued by U.S. banking agencies - In December 2018, the FRB and other U.S. banking agencies approved a final rule to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, the option to phase in the day-one impact of CECL over a three-year period. In March 2020, the FRB and other U.S. banking agencies issued an interim final rule that became effective on March 31, 2020 and provided an alternative option for banks to temporarily delay the impacts of CECL, relative to the incurred loss methodology for estimating the allowance for loan losses, on regulatory capital. A final rule that was largely unchanged from the March 2020 interim final rule was issued by the FRB and other U.S. banking agencies in August 2020, and became effective in September 2020. For regulatory capital purposes, these rules permitted us to delay recognizing the estimated impact of CECL on regulatory capital until after a two-year deferral period, which for us extended through December 31, 2021. Beginning on January 1, 2022, we are required to phase in 25% of the previously deferred estimated capital impact of CECL, with an additional 25% to be phased in at the beginning of each subsequent year until fully phased in by the first quarter of 2025. Under these rules, firms that adopt CECL and elect the five-year transition will calculate the estimated impact of CECL on regulatory capital as the day-one impact of adoption plus 25% of the subsequent change in allowance during the two-year deferral period, which according to the final rule approximates the impact of CECL relative to an incurred loss model. We adopted this transition option during the first quarter of 2020, and beginning January 1, 2022, are phasing in the regulatory capital impacts of CECL based on this five-year transition period.

16) Investment income and other (adjusted) is a non-GAAP financial measure that adjusts GAAP investment income and other for repositioning, and the change in fair value of equity securities. Management believes investment income and other (adjusted) is a helpful financial metric because it enables the reader to better understand the business’ ability to generate investment income.

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ALLY FINANCIAL INC.

The following are non-GAAP financial measures which Ally believes are important to the reader of the Consolidated Financial Statements, but which are supplemental to and not a substitute for GAAP measures: Accelerated issuance expense (Accelerated OID), Adjusted earnings per share (Adjusted EPS), Adjusted efficiency ratio, Adjusted noninterest expense, Adjusted other revenue, Adjusted tangible book value per share (Adjusted TBVPS), Adjusted total net revenue, Core net income attributable to common shareholders, Core original issue discount (Core OID) amortization expense, Core outstanding original issue discount balance (Core OID balance), Core pre-tax income, Core return on tangible common equity (Core ROTCE), Investment income and other (adjusted), Net financing revenue (excluding Core OID), Net interest margin (excluding Core OID), and Tangible Common Equity. These measures are used by management and we believe are useful to investors in assessing the company’s operating performance and capital.

17) Net financing revenue excluding core OID is calculated using a non-GAAP measure that adjusts net financing revenue by excluding Core OID. The Core OID balance is primarily related to bond exchange OID which excludes international operations and future issuances. Management believes net financing revenue ex. Core OID is a helpful financial metric because it enables the reader to better understand the business’ ability to generate revenue.

18) Net interest margin excluding core OID is calculated using a non-GAAP measure that adjusts net interest margin by excluding Core OID. The Core OID balance is primarily related to bond exchange OID which excludes international operations and future issuances. Management believes net interest margin ex. Core OID is a helpful financial metric because it enables the reader to better understand the business’ profitability and margins.

19) Repositioning is primarily related to the extinguishment of high-cost legacy debt, strategic activities, restructuring, amounts related to nonrecurring business transactions or pending transactions, and significant other one-time items.

20) Tangible Common Equity is a non-GAAP financial measure that is defined as common stockholders’ equity less goodwill and identifiable intangible assets, net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Ally believes that tangible common equity is important because we believe readers may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry. For purposes of calculating Core return on tangible common equity (Core ROTCE), tangible common equity is further adjusted for Core OID balance and net deferred tax asset.

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